UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported): December 1, 2012
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Dell Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-17017 (Commission File Number)	74-2487834 (IRS Employer Identification No.)

One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code:  (800) 289-3355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 1, 2012, Stephen F. Schuckenbrock resigned as President, Services, effective as of December 5, 2012, and announced his intention to leave Dell to seek new opportunities.  It is anticipated that Mr. Schuckenbrock will remain with Dell until March 31, 2013 to assist with the transition of his responsibilities.

Item 9.01 — Financial Statements and Exhibits.

Dell herewith files the following document as an exhibit to this report:

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release Issued by Dell Inc., dated December 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.

Date:	December 5, 2012	By:	/s/ Janet B. Wright
Janet B. Wright,
Vice President and Assistant Secretary
(Duly Authorized Officer)

 EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release Issued by Dell Inc., dated December 5, 2012

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